Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic October 21, 2025 Q3 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of September 30, 2025 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q3 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income was $140.9 million, or $2.22 per diluted share • Net interest margin expanded 11 basis points to 2.91% and core net interest margin, excluding trading, grew 4 basis points to 3.16%* • Period end loans grew $573 million or 2.4% to $24.9 billion with growth in our core C&I portfolio, commercial real estate, and loans to individuals • Asset quality remains very strong with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $67 million or 0.27% of outstanding loans and repossessed assets. Net charge-offs were $3.6 million during Q3 • Continued strong capital and liquidity position with TCE reaching 10.1% during the quarter and a loan to deposit ratio of 65% 4 $140.0 $136.2 $119.8 $140.0 $140.9 $2.18 $2.12 $1.86 $2.19 $2.22 3Q24 4Q24 1Q25 2Q25 3Q25 ($Million, exc. EPS) Q3 2025 Q2 2025 Q3 2024 Net income $140.9 $140.0 $140.0 Diluted EPS $2.22 $2.19 $2.18 Net income before taxes $176.6 $180.8 $173.3 Provision for credit losses $2.0 $0.0 $2.0 Pre-provision net revenue* $178.6 $180.7 $175.3 Efficiency ratio* 66.7% 65.4% 65.1% Revenue Composition as of 9/30/2025 62% 8% 12% 5% 6% 4% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 5 ◦ Period end loan balances increased $573 million, spread broadly across the portfolio with growth in our core C&I portfolio, commercial real estate and loans to individuals. Average loan balances grew $650 million ◦ Average deposits grew $345 million in Q3, largely attributed to interest-bearing transaction and time deposit balances ◦ The loan-to-deposit ratio remained consistent at 65% at September 30 and continues to be well below the pre- pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $4.8 billion to $122.7 billion, driven by higher market valuations and continued new business growth ($Billion) Q3 2025 Quarterly Sequential Quarterly YOY Period End Loans $24.9 2.4% 3.7% Average Loans $24.8 2.7% 2.1% Period End Deposits $38.5 0.7% 3.4% Average Deposits $38.5 0.9% 4.7% Fiduciary Assets $73.9 3.9% 15.9% Assets Under Management or Administration $122.7 4.1% 10.8%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Combined Services & General Business (Core C&I) balances increased $112 million or 1.4% linked quarter • Energy balances decreased $53 million as we continued to see elevated payoff activity in this portfolio • Healthcare balances increased $70 million linked quarter, reflecting strong origination activity, particularly in the senior housing space • Commercial Real Estate loan balances grew $231 million or 4.2% linked quarter with growth covering multifamily, industrial, office, retail, and construction 6 ($Million) Sep. 30, 2025 June 30, 2025 Sep. 30, 2024 Seq. Loan Growth YOY Loan Growth Energy $ 2,681.5 $ 2,734.7 $ 3,126.6 (1.9)% (14.2)% Services 3,710.6 3,658.8 3,573.7 1.4% 3.8% Healthcare 3,878.5 3,808.9 4,149.1 1.8% (6.5)% General Business 4,242.2 4,181.7 4,028.5 1.4% 5.3% Total Commercial $ 14,512.9 $ 14,384.2 $ 14,877.9 0.9% (2.5)% Multifamily $ 2,500.3 $ 2,473.4 $ 2,109.4 1.1% 18.5% Industrial 1,396.8 1,304.2 1,270.9 7.1% 9.9% Office 811.6 690.1 816.0 17.6% (0.5)% Retail 593.8 592.0 521.9 0.3% 13.8% Residential Construction and Land Development 122.0 105.7 105.0 15.5% 16.2% Other Commercial Real Estate 328.0 356.0 365.4 (7.9)% (10.2)% Total Commercial Real Estate $ 5,752.6 $ 5,521.4 $ 5,188.7 4.2% 10.9% Loans to individuals $ 4,599.6 $ 4,386.6 $ 3,918.5 4.9% 17.4% Total Loans $ 24,865.2 $ 24,292.2 $ 23,985.1 2.4% 3.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains excellent with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $67 million or 0.27% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 2 bp with net charge-offs of $3.6 million during Q3 • A $2.0 million provision for credit losses was recorded for the quarter reflecting the impact of loan growth • Combined allowance for credit losses of $328 million or 1.32% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 7 0.00% 0.01% 0.02% 0.01% 0.06% 3Q24 4Q24 1Q25 2Q25 3Q25 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 11.3% 12.0% 10.1% 10.3% 11.3% 4Q18 4Q19 3Q24 4Q24 1Q25 2Q25 3Q25 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 8

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income increased $1.1 million driven by increased municipal bond trading and a more stable market environment Investment Banking Fees • Investment banking revenue, which includes investment banking fees and syndication fees, grew $5.0 million reflecting strong municipal bond underwriting activity. This was a record quarter for Investment banking revenue. 9 ($Million) Q3 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 15.5 $ 1.1 7.4% (34.5)% Mortgage Banking 19.8 0.8 4.1% 7.6% Customer Hedging Fees 5.7 (1.8) (23.9)% (23.1)% Brokerage Fees 5.9 0.8 15.8% 20.2% Syndication Fees 4.2 (0.8) (16.1)% 16.7% Investment Banking Fees 11.9 5.8 97.0% 10.3% Markets & Securities $ 63.0 $ 5.9 10.3% (8.4)% ($Million) Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Trading Fees $ 15.5 $ 14.4 $ 8.1 $ 33.1 $ 23.6 Trading NII* 14.3 16.1 15.2 4.6 3.8 Total Trading Revenue $ 29.8 $ 30.5 $ 23.3 $ 37.7 $ 27.4 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Fiduciary and Asset Management revenue was relatively stable compared to the prior quarter. Q2 results were elevated due to seasonal tax preparation fees. Fiduciary and Asset Management revenue grew $1.5 million or 2.5% excluding the Q2 seasonal benefit • Assets under management or administration (“AUMA”) increased $4.8 billion during the quarter driven by increased market valuations and new business growth 10 ($Million) Q3 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 63.0 $ 5.9 10.3% (8.4)% Fiduciary & Asset Management 63.9 (0.1) (0.1)% 11.3% Transaction Card 29.5 (0.1) (0.3)% 3.4% Deposit Service Charges & Fees 31.9 0.6 1.8% 4.7% Other Revenue 16.2 0.8 5.3% (7.0)% Asset Management & Transactions 141.4 1.2 0.9% 5.8% Total Fees & Commissions $ 204.4 $ 7.1 3.6% 1.0% 2+1 1 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 11

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $9.5 million linked quarter, driven by the continued upward repricing of fixed-rate securities and loans, complemented by decreasing deposit costs. Core net interest income, excluding trading, increased $11.3 million* Net Interest Margin • 11 basis points NIM increase with core net interest margin, excluding trading,* increasing 4 basis points 12 ($Million) Q3 2025 Q2 2025 Q3 2024 Quarterly sequential Quarterly YOY Net Interest Income $337.6 $328.2 $308.1 2.9% 9.6% Net Interest Margin 2.91% 2.80% 2.68% 11 bps 23 bps Yield on Loans 6.70% 6.71% 7.47% (1) bp (77) bps Tax-equivalent Yield on Earning Assets 5.53% 5.47% 5.89% 6 bps (36) bps Cost of Interest-bearing Deposits 3.14% 3.17% 3.79% (3) bps (65) bps Rate on Interest- bearing Liabilities 3.33% 3.40% 4.11% (7) bps (78) bps Net Interest Income ($Million) $304.4 $308.4 $301.1 $312.0 $323.3 $3.8 $4.6 $15.2 $16.1 $14.3 NII excl. Trading * Trading NII 3Q24 4Q24 1Q25 2Q25 3Q25 $0 $100 $200 $300 $400 2.68% 2.75% 2.78% 2.80% 2.91% 3.02% 3.09% 3.05% 3.12% 3.16% Reported NIM NIM excl. Trading * 3Q24 4Q24 1Q25 2Q25 3Q25 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Personnel expenses were up $11.6 million • Regular compensation increased $3.1 million, largely reflecting transitional payments as we align our talent base to future growth objectives • Incentive compensation costs grew $7.9 million with $5.4 million related to cash-based incentives reflecting stronger underwriting and loan origination activity • Deferred compensation costs increased $2.5 million to $5.8 million; however, this is offset in other gains and losses • Non-personnel expense increased $3.6 million, led by increased mortgage banking costs. Last quarter’s expenses were lower than normal seasonal trends due to lower levels of mortgage servicing related expenses 13 ($Million) Q3 2025 Q2 2025 Q3 2024 % Incr. Seq. % Incr. YOY Personnel Expense $226.3 $214.7 $206.8 5.4% 9.4% Non-Personnel Expense $143.4 $139.8 $134.2 2.6% 6.9% Total Operating Expense $369.8 $354.5 $341.0 4.3% 8.4% Efficiency Ratio* 66.7% 65.4% 65.1% --- --- * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2025 Full Year Outlook 14 Changes shown in BOLD *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure. Refer to Form 10-K furnished on February 19, 2025. Business Driver 2024 Actuals FY '25 As of 10/21/25* Notes EOP Loans $24.1 billion 5%-7% growth Continuing our recent trend of consecutive quarters with near double-digit annualized growth. EOP Inv Securities $14.9 billion Flat Net Interest Income $1.2 billion $1.325 to $1.35 billion Assumes two 25bp rate cuts (Oct/Dec) by year-end. Incremental NII growth supported by mix shift of total trading revenue from fees to NII. Fees & Commissions $810 million $775-$810 million Total Revenue $2.05 billion Mid single-digit growth rate Expenses $1.37 billion Mid single-digit growth Efficiency Ratio** 64.3% 65%-66% Provision Expense $18 million Well below 2024 levels Credit outlook remains strong and charge-off levels are expected to remain low.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 15

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 16

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 17

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 18 100 year history in energy lending and a tested playbook • 71% oil / 29% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '25 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 75% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 84% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is 0.22% on NII 19 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 1.96% $27.3 million Down 100 Ramp, year 1 0.84% $11.7 million Up 100 Ramp, year 1 (1.07)% $(14.9) million Up 200 Ramp, year 1 (2.63)% $(36.5) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.0 years, extending to only 3.4 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q3 2025 was $605 million 93% 5% 2% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 09/30/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure ** Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period end deposit balances increased $254 million this quarter • Uninsured and non-collateralized deposit coverage ratio was ~ 176% at September 30, 2025 Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds 20 Q3 2025 Q2 2025 Q3 2024 Loan to Deposit Ratio 64.6% 63.5% 64.4% Period-End Deposits $38.5 billion $38.2 billion $37.2 billion Available Secured Capacity $22.5 billion $21.2 billion $22.8 billion Common Equity Tier 1 13.6% 13.6% 12.7% Total Capital Ratio 14.5% 14.5% 13.9% Tangible Common Equity Ratio * 10.1% 9.6% 9.2% $27.0 $15.3 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~176% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary cont. 22

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic